UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        March 24, 2006
                                                --------------------------------


                            City National Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-10521                                          95-2568550
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(Commission File Number)                       (IRS Employer Identification No.)


                City National Center
400 North Roxbury Drive, Beverly Hills, California              90210
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        (Address of Principal Executive Offices)               (Zip Code)


                                 (310) 888-6000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.      Other Events.

     On March 24, 2006, City National Corporation issued a press release announcing a definitive agreement to acquire Independence Investment LLC from John Hancock Life Insurance Company, an indirect wholly-owned subsidiary of Manulife Financial Corporation. Independence is an investment firm that manages approximately $7.5 billion of U.S. equities on behalf of premier institutional clients, including corporate, public and Taft-Hartley pension plans as well as foundations and endowments. The all-cash transaction is expected to close late in the second quarter. A copy of the press release is attached hereto as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits.

     99.1 Press Release dated March 24, 2006 announcing City National Corporation entering into a definitive agreement to acquire Independence Investments LLC from John Hancock Life Insurance Corporation, an indirect wholly-owned Manulife Financial Corporation.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITY NATIONAL CORPORATION


March 24, 2006                          /s/ Michael B. Cahill
                                        ---------------------
                                        Michael B. Cahill
                                        Executive V.P., General Counsel
                                        and Corporate Secretary




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